JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from September 1, 2016 to February 28, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 9/6/2016
Issuer Home Depot Inc. (HD 2.125% September 15, 2026)
Cusip/ISIN/Sedol 437076BN1
Bonds 334,000
Offering Price $98.90
Spread 0.45%
Cost $330,339
Dealer Executing Trade BoA Merrill Lynch
% of Offering 1.00%
synd_list BAML,BARCS,BNYM,CITI,CS,DB,FIFTHI,GS,JPM,LEBENT,MIZUHO,MS,RBCCM,SUN,TDSECS,USB,WFC,WILLCP
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 9/6/2016
Issuer Home Depot Inc. (HD 3.50% September 15, 2056)
Cusip/ISIN/Sedol 437076BP6
Bonds 196,000
Offering Price $98.10
Spread 0.88%
Cost $192,270
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.13%
synd_list BAML,BARCS,BNYM,CITI,CS,DB,FIFTHI,GS,JPM,LEBENT,MIZUHO,MS,RBCCM,SUN,TDSECS,USB,WFC,WILLCP
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 10/3/2016
Issuer Xylem Inc. (XYL 3.25% November 1, 2026)
Cusip/ISIN/Sedol 98419MAJ9
Bonds 197,000
Offering Price $99.79
Spread 0.65%
Cost $196,594
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering 1.32%
synd_list CITI,JPM,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 10/3/2016
Issuer Xylem Inc. (XYL 4.375% November 1, 2046)
Cusip/ISIN/Sedol 98419MAK6
Bonds 224,000
Offering Price $98.96
Spread 0.88%
Cost $221,664
Dealer Executing Trade Citigroup Global Markets
% of Offering 2.09%
synd_list CITI,JPM,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 10/6/2016
Issuer President & Fellows of Harvard College (HARVRD 3.30% July 15, 2056)
Cusip/ISIN/Sedol 740816AN3
Bonds 643,000
Offering Price $99.26
Spread 0.33%
Cost $638,229
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 3.00%
synd_list GS,JPM,MS
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 10/14/2016
Issuer New Residential Advance Receivables Trust 2016-T2 AT2 (NRART 2016-T2 AT2 2.5751% October 15, 2049 144A)
Cusip/ISIN/Sedol 62942QBC6
Bonds 2,565,000
Offering Price $100.00
Spread 0.25%
Cost $2,564,997
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 12.27%
synd_list BARC, CS, MS, JPM
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 10/26/2016
Issuer Danone SA (BNFP 2.589% November 2, 2023 144A)
Cusip/ISIN/Sedol 23636TAD2
Bonds 500,000
Offering Price $100.00
Spread 0.40%
Cost $500,000
Dealer Executing Trade Citigroup Global Markets
% of Offering 1.39%
synd_list BARCS,BNPP,CACIB,CITI,HSBCL,ING,JPM,MUFG,NATIX,RBS,SANT,SG
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 10/27/2016
Issuer Buckeye Partners LP (BPL 3.95% December 1, 2026)
Cusip/ISIN/Sedol 118230AQ4
Bonds 95,000
Offering Price $99.64
Spread 0.65%
Cost $94,662
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.59%
synd_list BARCS,BB&T,BNPP,DB,JPM,MS,PNCFIN,SMFGRP,SUN,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 11/16/2016
Issuer Santander Drive Auto Receivables Trust 2016-C D (DRIVE 2016-C D 4.18% March 15, 2024 144A)
Cusip/ISIN/Sedol 26208BAN0
Bonds 3,101,000
Offering Price $99.98
Spread 0.60%
Cost $3,100,392
Dealer Executing Trade Deutsche Bank Securities
% of Offering 22.21%
synd_list DB, JPM, SOCGEN, WELLS
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 12/8/2016
Issuer Roper Technologies Inc (ROP 3.80% December 15, 2026)
Cusip/ISIN/Sedol 776743AD8
Bonds 134,000
Offering Price $99.98
Spread 0.65%
Cost $133,979
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering 2.19%
synd_list BAML,BB&T,JPM,MIZUHO,MUFG,PNCFIN,RBCCM,REGFIN,SUN,TDSECS,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/4/2017
Issuer American Airlines, Inc. 2017-1 AA PTT (AAL 2017-1 AA AAL 3.65% February 15, 2029)
Cusip/ISIN/Sedol 023761AA7
Bonds 565,000
Offering Price $100.00
Spread 1.05%
Cost $565,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 5.62%
synd_list BAML,BARCS,BNPP,CACIB,CITI,CS,DB,GS,ICBKC,JPM,MS,USB
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/4/2017
Issuer Ford Motor Credit Company LLC (F 3.81% January 9, 2024)
Cusip/ISIN/Sedol 345397YG2
Bonds 378,000
Offering Price $100.00
Spread 0.40%
Cost $378,000
Dealer Executing Trade Credit Agricole Securities USA Inc.
% of Offering 4.16%
synd_list BARCS,CACIB,CS,JPM,MIZUHO,RBCCM,SMFGRP
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/9/2017
Issuer Mash & McLennan Companies, Inc. (MMC 2.75% January 30, 2022)
Cusip/ISIN/Sedol 571748BB7
Bonds 192,000
Offering Price $99.86
Spread 0.60%
Cost $191,737
Dealer Executing Trade Deutsche Bank Securities
% of Offering 0.91%
synd_list ANZ SEC, DB, ML, US BANC, BNP PAR, BNY, SCOTIA CAP,  WILLIAMS, JPM
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/11/2017
Issuer Broadcom Corporation and Broadcom Cayman Finance Limited (AVGO 3.625% Janury 15, 2024 144A)
Cusip/ISIN/Sedol 11134LAE9
Bonds 1,747,000
Offering Price $99.90
Spread 0.45%
Cost $1,745,183
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 1.99%
synd_list BAML,BARCS,BMO,CITI,CS,DB,GS,JPM,MIZUHO,MS,MUFG,RBCCM,SCOTIA,SMFGRP,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/11/2017
Issuer Broadcom Corporation and Broadcom Cayman Finance Limited (AVGO 3.875% Janury 15, 2027 144A)
Cusip/ISIN/Sedol 11134LAG4
Bonds 1,626,000
Offering Price $99.56
Spread 0.55%
Cost $1,618,813
Dealer Executing Trade Deutsche Bank Securities
% of Offering 1.14%
synd_list BAML,BARCS,BMO,CITI,CS,DB,GS,JPM,MIZUHO,MS,MUFG,RBCCM,SCOTIA,SMFGRP,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/17/2017
Issuer The Guardian Life Insurance Company of America (GUARDN 4.85% January 24, 2077 144A)
Cusip/ISIN/Sedol 401378AC8
Bonds 208,000
Offering Price $99.04
Spread 0.88%
Cost $205,993
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering 2.54%
synd_list CS,DB,JPM,MS
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/23/2017
Issuer AerCap Ireland Capital Designated Activity Company and AerCap Global Aviation Trust (AER 3.50% May 26, 2022)
Cusip/ISIN/Sedol 00774MAA3
Bonds 390,000
Offering Price $99.68
Spread 0.65%
Cost $388,736
Dealer Executing Trade BofA Merrill Lynch
% of Offering 3.80%
synd_list BAML,BARCS,CACIB,CITI,CS,DB,GS,JPM,MIZUHO,MS,RBCCM,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/25/2017
Issuer Smithfield Foods Inc. (SFD 4.25% February 1, 2027 144A)
Cusip/ISIN/Sedol 832248AZ1
Bonds 157,000
Offering Price $99.88
Spread 0.65%
Cost $156,810
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.86%
synd_list BANK OF CHINA, BARC, GS, ML, MS, BMO, JPM, RABO SEC, US BANC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/30/2017
Issuer Crown Castle International Corp (CCI 4.00% March 1, 2027)
Cusip/ISIN/Sedol 22822VAE1
Bonds 264,000
Offering Price $99.58
Spread 0.65%
Cost $262,886
Dealer Executing Trade RBC Capital Markets LLC
% of Offering 1.62%
synd_list BAML,BARCS,CACIB,CITI,FIFTHI,JPM,MIZUHO,MS,MUFG,PNCFIN,RBCCM,SMFGRP,SUN,TDSECS
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/30/2017
Issuer Microsoft Corporation (MSFT 2.875% February 6, 2024)
Cusip/ISIN/Sedol 594918BX1
Bonds 902,000
Offering Price $99.27
Spread 0.35%
Cost $895,433
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering 1.63%
synd_list ACADSE,BAML,BARCS,BLYLCK,BNP
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/30/2017
Issuer Microsoft Corporation (MSFT 3.30% February 6, 2027)
Cusip/ISIN/Sedol 594918BY9
Bonds 836,000
Offering Price $99.65
Spread 0.40%
Cost $833,032
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering 2.14%
synd_list ACADSE,BAML,BARCS,BLYLCK,BNPP,BNYM,CAVUSC,CITI,CLKING,CS,DRXHAM,GS,HSBCL,JPM,MISCH,MS,RAM,SIEBRT,USB
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/30/2017
Issuer Microsoft Corporation (MSFT 4.10% February 6, 2037)
Cusip/ISIN/Sedol 594918BZ6
Bonds 1,359,000
Offering Price $99.78
Spread 0.75%
Cost $1,356,051
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering 3.10%
synd_list ACADSE,BAML,BARCS,BLYLCK,BNPP,BNYM,CAVUSC,CITI,CLKING,CS,DRXHAM,GS,HSBCL,JPM,MISCH,MS,RAM,SIEBRT,USB
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/30/2017
Issuer Microsoft Corporation (MSFT 4.50% February 6, 2057)
Cusip/ISIN/Sedol 594918CB8
Bonds 1,190,000
Offering Price $99.71
Spread 0.75%
Cost $1,186,490
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering 3.02%
synd_list ACADSE,BAML,BARCS,BLYLCK,BNPP,BNYM,CAVUSC,CITI,CLKING,CS,DRXHAM,GS,HSBCL,JPM,MISCH,MS,RAM,SIEBRT,USB
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 1/31/2017
Issuer National Rural Utilities Corporation (NRUC 2.95% February 7, 2024)
Cusip/ISIN/Sedol 637432NL5
Bonds 306,000
Offering Price $99.81
Spread 0.63%
Cost $305,403
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering 4.04%
synd_list MUFG, SEC, RBC CAP, SCOTIA CAP, US BANC, JPM, KEYBANC, MIZUHO, PNC SEC, REGIONS SEC, SUNTRUST, ICBC STANDARD,
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 2/2/2017
Issuer Apple Inc (AAPL 3.00% February 9, 2024)
Cusip/ISIN/Sedol 037833CG3
Bonds 586,000
Offering Price $99.96
Spread 0.15%
Cost $585,742
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.91%
synd_list ACADSE,BAML,BARCS,CASOAK,DB,GS,HSBCL,JPM,MISCH,MS,RAM,STAN,WFC
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 2/6/2017
Issuer Vale Overseas Limited (VALEBZ 6.25% August 10, 2026)
Cusip/ISIN/Sedol 91911TAP8
Bonds 306,000
Offering Price $107.79
Spread 0.27%
Cost $329,847
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering 4.28%
synd_list BBVA,BRADSC,JPM,MIZUHO,MUFG,SANT,SMFGRP
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 2/23/2017
Issuer Danske Bank A/S (DANBNK 2.70% March 2, 2022 144A)
Cusip/ISIN/Sedol 23636AAM3
Bonds 387,000
Offering Price $99.84
Spread 0.35%
Cost $386,369
Dealer Executing Trade BNP Paribas Securities
% of Offering 1.50%
synd_list BAML,BNPP,DANBNK,GS,JPM,UBS
Fund JPMorgan Core Bond Trust
Account Number 159360
Trade Date 2/28/2017
Issuer Chevron Corporation (CVX 2.895% March 3, 2024)
Cusip/ISIN/Sedol 166764BT6
Bonds 215,000
Offering Price $100.00
Spread 0.17%
Cost $215,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering 3.73%
synd_list BAML,BARCS,BNPP,CITI,GS,HSBCL,JPM,MUFG,SMFGRP,WFC